Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2021

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	10
	Annuity Account Balance Rollforward	11
	Notional Values Subject to Recurring Fees Under Reinsurance Agreements	11
	Annuity Deposits by Product Type	12
	Surrender Charge Protection and Account Values by Product Type	12
	Annuity Liability Characteristics	13

C.	Investment Summary
	Summary of Invested Assets	16
	Credit Quality of Fixed Maturity Securities	16
	Watch List Securities	16
	Fixed Maturity Securities by Sector	17
	Mortgage Loans on Real Estate	18

D.	Shareholder Information	20

E.	Research Analyst Coverage	21

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2021	December 31, 2020 (a)
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$51,305,943	$47,538,893
Mortgage loans on real estate	5,687,998	4,165,489
Real estate investments	337,939	—
Derivative instruments	1,277,480	1,310,954
Other investments	1,767,144	590,078
Total investments	60,376,504	53,605,414

Cash and cash equivalents	4,508,982	9,095,522
Coinsurance deposits	8,850,608	4,844,927
Accrued investment income	445,097	398,082
Deferred policy acquisition costs	2,222,769	2,225,199
Deferred sales inducements	1,546,073	1,448,375
Income taxes recoverable	166,586	862
Other assets	232,490	70,198
Total assets	$78,349,109	$71,688,579

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$65,477,778	$62,352,882
Other policy funds and contract claims	226,844	240,904
Notes payable	496,250	495,668
Subordinated debentures	78,421	78,112
Deferred income taxes	541,972	504,000
Funds withheld for reinsurance liabilities	3,124,740	—
Other liabilities	2,079,977	1,668,025
Total liabilities	72,025,982	65,339,591

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	92,514	95,721
Additional paid-in capital	1,614,374	1,681,127
Accumulated other comprehensive income	1,848,789	2,203,557
Retained earnings	2,767,422	2,368,555
Total stockholders' equity	6,323,127	6,348,988
Total liabilities and stockholders' equity	$78,349,109	$71,688,579
(a)The December 31, 2020 balance sheet includes reclassifications from previously reported amounts for the correction of an immaterial error in the calculation of the impact of unrealized gains and losses on lifetime income benefit reserves which was determined in the first quarter of 2021. This is reflected in deferred policy acquisition costs, deferred sales inducements, policy benefit reserves, deferred income taxes and accumulated other comprehensive income.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenues:
Premiums and other considerations	$14,553	$10,279	$58,202	$39,382
Annuity product charges	60,310	65,963	242,631	251,227
Net investment income	514,599	521,725	2,037,475	2,182,078
Change in fair value of derivatives	522,251	443,867	1,348,735	34,666
Net realized losses on investments	(10,478)	(12,135)	(13,242)	(80,680)
Other revenue	8,026	—	15,670	—
Loss on extinguishment of debt	—	—	—	(2,024)
Total revenues	1,109,261	1,029,699	3,689,471	2,424,649

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	16,975	13,066	67,983	49,742
Interest sensitive and index product benefits	574,816	325,912	2,681,406	1,543,270
Amortization of deferred sales inducements	59,409	22,768	152,692	438,164
Change in fair value of embedded derivatives	186,802	568,836	(358,302)	(1,286,787)
Interest expense on notes payable	6,259	6,391	25,581	25,552
Interest expense on subordinated debentures	1,330	1,325	5,324	5,557
Amortization of deferred policy acquisition costs	82,999	26,145	268,328	649,554
Other operating costs and expenses	66,279	55,321	243,712	183,636
Total benefits and expenses	994,869	1,019,764	3,086,724	1,608,688
Income before income taxes	114,392	9,935	602,747	815,961
Income tax expense	21,255	1,193	128,755	144,501
Net income	93,137	8,742	473,992	671,460
Less: Preferred stock dividends	10,919	15,004	43,675	33,515
Net income (loss) available to common stockholders	$82,218	$(6,262)	$430,317	$637,945

Earnings (loss) per common share	$0.89	$(0.07)	$4.58	$6.93
Earnings (loss) per common share - assuming dilution	$0.88	$(0.07)	$4.55	$6.90

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	92,479	92,904	93,860	92,055
Earnings (loss) per common share - assuming dilution	93,378	93,352	94,491	92,392

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Revenues:
Traditional life insurance premiums	$677	$697	$708	$706	$701
Life contingent immediate annuity considerations	13,876	15,144	13,887	12,507	9,578
Surrender charges	13,638	16,481	18,057	19,481	17,009
Lifetime income benefit rider fees	46,672	41,999	45,702	40,601	48,954
Net investment income	514,599	526,366	499,320	497,190	521,725
Change in fair value of derivatives	522,251	(70,701)	500,880	396,305	443,867
Net realized gains (losses) on investments	(10,478)	4,933	(3,114)	(4,583)	(12,135)
Other revenue (a)	8,026	7,644	—	—	—
Total revenues	1,109,261	542,563	1,075,440	962,207	1,029,699

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	624	798	502	1,049	1,091
Life contingent immediate annuity benefits and change in future policy benefits	16,351	17,958	15,326	15,375	11,975
Interest sensitive and index product benefits (b)	574,816	817,014	812,981	476,595	325,912
Amortization of deferred sales inducements (c)	59,409	(17,172)	(12,520)	122,975	22,768
Change in fair value of embedded derivatives (d)	186,802	(536,404)	273,713	(282,413)	568,836
Interest expense on notes payable	6,259	6,535	6,394	6,393	6,391
Interest expense on subordinated debentures	1,330	1,342	1,326	1,326	1,325
Amortization of deferred policy acquisition costs (c)	82,999	(1,588)	(16,906)	203,823	26,145
Other operating costs and expenses	66,279	56,518	65,050	55,865	55,321
Total benefits and expenses	994,869	345,001	1,145,866	600,988	1,019,764
Income (loss) before income taxes	114,392	197,562	(70,426)	361,219	9,935
Income tax expense (benefit)	21,255	44,697	(15,732)	78,535	1,193
Net income (loss) (b)(c)(d)	93,137	152,865	(54,694)	282,684	8,742
Less: Preferred stock dividends	10,919	10,918	10,919	10,919	15,004
Net income (loss) available to common stockholders (b)(c)(d)	$82,218	$141,947	$(65,613)	$271,765	$(6,262)

Earnings (loss) per common share	$0.89	$1.53	$(0.69)	$2.84	$(0.07)
Earnings (loss) per common share - assuming dilution (b)(c)(d)	$0.88	$1.53	$(0.69)	$2.82	$(0.07)

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	92,479	92,478	94,801	95,735	92,904
Earnings (loss) per common share - assuming dilution	93,378	93,044	95,379	96,216	93,352
(a)Other revenue consists of $2.8 million in Q4 2021 and $2.7 million in Q3 2021 related to asset liability management fees and $5.3 million in Q4 2021 and $4.9 million in Q3 2021 related to amortization of the deferred gain associated with the cost of reinsurance. The deferred gain, which is recorded in Other Liabilities on the Consolidated Balance Sheet, was $321.7 million at December 31, 2021. The deferred gain consists primarily of a difference between liabilities ceded and assets transferred and the present value of the ceding commissions offset by a reduction in deferred policy acquisition costs associated with the in-force business ceded.
(b)Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both net income and net income available to common stockholders by $8.2 million and decreased earnings per common share - assuming dilution by $0.09 per share.
Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both net income and net income available to common stockholders by $183.0 million and decreased earnings per common share - assuming dilution by $1.97 per share.
(c)Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $6.3 million and $6.9 million, respectively, and decreased both net income and net income available to common stockholders by $10.4 million and decreased earnings per common share - assuming dilution by $0.11 per share

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands, except per share data)

Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $51.4 million and $52.6 million, respectively, and increased both net income and net income available to common stockholders by $81.7 million and increased earnings per common share - assuming dilution by $0.88 per share.
(d)Q4 2021 includes expense from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $3.5 million and decreased both net income and net income available to common stockholders by $2.7 million and decreased earnings per common share - assuming dilution by $0.03 per share.
Q3 2021 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $125.8 million and increased both net income and net income available to common stockholders by $98.7 million and increased earnings per common share - assuming dilution by $1.06 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net income (loss) available to common stockholders	$82,218	$(6,262)	$430,317	$637,945
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized losses on financial assets, including credit losses	7,771	9,369	10,299	59,355
Change in fair value of derivatives and embedded derivatives	(14,544)	90,616	(187,290)	(784,005)
Income taxes	383	(21,996)	37,184	155,808
Non-GAAP operating income available to common stockholders	75,828	71,727	290,510	69,103
Impact of notable items (b)	21,235	—	78,036	310,117
Non-GAAP operating income available to common stockholders, excluding notable items	$97,063	$71,727	$368,546	$379,220

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$0.88	$(0.07)	$4.55	$6.90
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized losses on financial assets, including credit losses	0.08	0.10	0.11	0.64
Change in fair value of derivatives and embedded derivatives	(0.15)	0.97	(1.98)	(8.48)
Income taxes	—	(0.23)	0.39	1.69
Non-GAAP operating income available to common stockholders	0.81	0.77	3.07	0.75
Impact of notable items	0.23	—	0.83	3.36
Non-GAAP operating income available to common stockholders, excluding notable items	$1.04	$0.77	$3.90	$4.11

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands, except per share data)

Notable Items

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Notable items impacting non-GAAP operating income available to common stockholders:
Impact of actuarial assumption updates	$21,235	$—	$78,036	$340,895
Tax benefit related to the CARES Act	—	—	—	(30,778)
Total notable items (b)	$21,235	$—	$78,036	$310,117
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net realized losses on financial assets, including credit losses:
Net realized losses on financial assets, including credit losses	$10,045	$11,374	$13,618	$79,330
Amortization of DAC and DSI and accretion of LIBR reserves	(2,274)	(2,005)	(3,319)	(19,975)
Income taxes	(1,670)	(2,024)	(2,214)	(12,821)
	$6,101	$7,345	$8,085	$46,534
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(26,797)	$152,386	$(314,403)	$(1,279,644)
Reinsurance contracts	(2,362)	—	(2,362)	—
Interest rate caps and swap	—	—	—	(848)
Amortization of DAC and DSI	14,615	(61,770)	129,475	496,487
Income taxes	2,053	(19,972)	39,398	168,629
	$(12,491)	$70,644	$(147,892)	$(615,376)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Net income (loss) available to common stockholders	$82,218	$141,947	$(65,613)	$271,765	$(6,262)
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized (gains) losses on financial assets, including credit losses	7,771	(3,900)	2,912	3,516	9,369
Change in fair value of derivatives and embedded derivatives	(14,544)	(75,879)	200,767	(297,634)	90,616
Income taxes	383	17,285	(44,278)	63,794	(21,996)
Non-GAAP operating income available to common stockholders (b)(c)	75,828	79,453	93,788	41,441	71,727
Impact of notable items (d)	21,235	56,801	—	—	—
Non-GAAP operating income available to common stockholders, excluding notable items	$97,063	$136,254	$93,788	$41,441	$71,727

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$0.88	$1.53	$(0.69)	$2.82	$(0.07)
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	0.08	(0.04)	0.03	0.04	0.10
Change in fair value of derivatives and embedded derivatives	(0.15)	(0.82)	2.10	(3.09)	0.97
Income taxes	—	0.18	(0.46)	0.66	(0.23)
Non-GAAP operating income available to common stockholders (b)(c)	0.81	0.85	0.98	0.43	0.77
Impact of notable items (d)	0.23	0.61	—	—	—
Non-GAAP operating income available to common stockholders, excluding notable items	$1.04	$1.46	$0.98	$0.43	$0.77
Notable Items

	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Notable items impacting non-GAAP operating income (loss) available to common stockholders:
Impact of actuarial assumption updates (b)(c)	$21,235	$56,801	$—	$—	$—
Total notable items (d)	$21,235	$56,801	$—	$—	$—
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Q4 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $10.5 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $8.2 million and $0.09 per share, respectively.
Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $183.0 million and $1.97 per share, respectively.
(c)Q4 2021 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $7.7 million and $8.8 million, respectively, and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $13.0 million and $0.14 per share, respectively.
Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $73.8 million and $87.0 million, respectively, and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $126.2 million and $1.36 per share, respectively.
(d)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Net realized (gains) losses on investments	$10,478	$(4,933)	$3,114	$4,583	$12,135
Change in fair value of derivatives	(215,961)	411,330	57,555	(211,387)	(416,450)
Increase (decrease) in total revenues	(205,483)	406,397	60,669	(206,804)	(404,315)

Amortization of deferred sales inducements	(4,506)	(17,682)	52,074	(69,788)	22,785
Change in fair value of embedded derivatives	(186,802)	536,404	(273,713)	282,413	(568,836)
Interest sensitive and index product benefits (a)	971	(944)	227	(145)	761
Amortization of deferred policy acquisition costs	(8,373)	(31,602)	78,402	(125,166)	40,990
Increase (decrease) in total benefits and expenses	(198,710)	486,176	(143,010)	87,314	(504,300)
Increase (decrease) in income (loss) before income taxes	(6,773)	(79,779)	203,679	(294,118)	99,985
Increase (decrease) in income tax expense (benefit)	(383)	(17,285)	44,278	(63,794)	21,996
Increase (decrease) in net income (loss) available to common stockholders	$(6,390)	$(62,494)	$159,401	$(230,324)	$77,989
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits under a revised impairment model for financial assets measured at amortized cost which we were required to adopt on January 1, 2020. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,421	78,342	78,264	78,187	78,112
Total debt	578,421	578,342	578,264	578,187	578,112
Total stockholders’ equity (a)	6,323,127	6,375,208	6,295,735	5,928,760	6,348,988
Total capitalization (a)	6,901,548	6,953,550	6,873,999	6,506,947	6,927,100
Accumulated other comprehensive income (AOCI) (a)	(1,848,789)	(1,956,974)	(2,023,911)	(1,505,260)	(2,203,557)
Total capitalization excluding AOCI (b)	$5,052,759	$4,996,576	$4,850,088	$5,001,687	$4,723,543

Total stockholders’ equity (a)	$6,323,127	$6,375,208	$6,295,735	$5,928,760	$6,348,988
Equity available to preferred stockholders (c)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (a)(d)	5,623,127	5,675,208	5,595,735	5,228,760	5,648,988
Accumulated other comprehensive income (a)	(1,848,789)	(1,956,974)	(2,023,911)	(1,505,260)	(2,203,557)
Total common stockholders’ equity excluding AOCI (d)	3,774,338	3,718,234	3,571,824	3,723,500	3,445,431
Net impact of fair value accounting for derivatives and embedded derivatives	(274,981)	(265,018)	(242,423)	(399,538)	(166,453)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (d)	$3,499,357	$3,453,216	$3,329,401	$3,323,962	$3,278,978

Common shares outstanding	92,513,517	92,513,517	92,553,825	95,482,733	95,720,622

Book Value per Common Share: (e)
Book value per common share (a)	$60.78	$61.34	$60.46	$54.76	$59.02
Book value per common share excluding AOCI (d)	$40.80	$40.19	$38.59	$39.00	$35.99
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (d)	$37.83	$37.33	$35.97	$34.81	$34.26

Debt-to-Capital Ratios: (f)
Senior debt / Total capitalization	9.9%	10.0%	10.3%	10.0%	10.6%
Total debt / Total capitalization	11.4%	11.6%	11.9%	11.6%	12.2%
(a)Q4 2020 includes the impact of a correction of an immaterial error in the calculation of the impact of unrealized gains and losses on lifetime income benefit reserves which was determined in Q1 2021. This had the impact of reducing AOCI as of December 31, 2020 by $225.7 million and decreased book value per common share by $2.35 compared to amounts previously reported.
(b)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(c)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(d)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(e)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(f)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

Spread Results

Year Ended December 31,
2021	2020		Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
3.73%	4.12%	Average yield on invested assets	3.80%	3.91%	3.51%	3.58%	3.88%
1.55%	1.69%	Aggregate cost of money	1.51%	1.51%	1.56%	1.58%	1.63%
2.18%	2.43%	Aggregate investment spread	2.29%	2.40%	1.95%	2.00%	2.25%

		Impact of:
0.11%	0.08%	Investment yield - additional prepayment income	0.12%	0.12%	0.10%	0.11%	0.11%
0.07%	0.02%	Cost of money effect of over hedging	0.14%	0.08%	0.04%	0.02%	0.01%

$54,750,862	$53,096,408	Weighted average investments	$54,407,554	$53,781,352	$56,991,393	$55,712,648	$53,836,378
54,617,968	54,587,072	Ending investments	54,617,968	54,197,140	57,144,563	56,838,224	54,587,072
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Year Ended December 31,
2021	2020		Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
		Included in interest sensitive and index product benefits:
$1,977,888	$747,489	Index credits	$442,568	$475,292	$714,291	$345,737	$195,927
245,892	192,468	Interest credited	63,974	62,804	62,637	56,477	49,551
		Included in change in fair value of derivatives:
(2,019,477)	(758,604)	Proceeds received at option expiration	(459,982)	(489,902)	(720,474)	(349,119)	(197,921)
630,015	716,857	Pro rata amortization of option cost	153,399	150,262	162,124	164,230	170,505
$834,318	$898,210	Cost of money for deferred annuities	$199,959	$198,456	$218,578	$217,325	$218,062

$53,681,684	$53,269,994	Weighted average liability balance outstanding	$53,064,893	$52,644,622	$56,221,809	$54,935,106	$53,531,441

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands, except per share data)

Annuity Account Balance Rollforward

Year Ended December 31,
2021	2020		Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
$54,056,725	$53,233,898	Account balances at beginning of period	$52,938,493	$56,630,138	$55,813,480	$54,056,725	$53,006,150
(4,279,394)	—	Reserves ceded - in-force	—	(4,279,394)	—	—	—
49,777,331	53,233,898	Account balance at beginning of period, net of reinsurance ceded	52,938,493	52,350,744	55,813,480	54,056,725	53,006,150
5,485,205	3,613,269	Net deposits	815,890	1,090,461	1,161,125	2,417,729	1,830,816
95,160	93,610	Premium bonuses	23,476	22,021	24,813	24,850	25,143
2,223,780	939,957	Fixed interest credited and index credits	506,542	538,096	776,928	402,214	245,478
(67,657)	(72,551)	Surrender charges	(13,638)	(16,481)	(18,057)	(19,481)	(17,009)
(174,974)	(178,676)	Lifetime income benefit rider fees	(46,672)	(41,999)	(45,702)	(40,601)	(48,954)
(4,147,568)	(3,572,782)	Surrenders, withdrawals, deaths, etc.	(1,032,814)	(1,004,349)	(1,082,449)	(1,027,956)	(984,899)
$53,191,277	$54,056,725	Account balances at end of period	$53,191,277	$52,938,493	$56,630,138	$55,813,480	$54,056,725

$2,311,842	$1,900,487	Lifetime income benefit rider reserves, excluding unrealized gain/loss adjustment	$2,311,842	$2,245,040	$2,007,394	$1,973,223	$1,900,487
Notional Values Subject to Recurring Fees Under Reinsurance Agreements

Year Ended December 31,
2021	2020		Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
$—	$—	Cash surrender value of business ceded at beginning of period subject to recurring fees	$3,900,540	$3,736,355	$—	$—	$—
4,083,301	—	Cash surrender value of business ceded during the period subject to recurring fees	182,761	164,185	—	—	—
$4,083,301	$—	Cash surrender value of business ceded at end of period subject to recurring fees (a)	$4,083,301	$3,900,540	$—	$—	$—

0.30%	—	Asset liability management fee	0.30%	0.30%	—	—	—
0.57%	—	Weighted average ceding commission fee	0.57%	0.53%	—	—	—
(a)The business ceded to Brookfield Asset Management Re receives an annual ceding commission equal to 49 basis points for business written before July 1, 2021 and 140 basis points for business written after July 1, 2021 and an annual asset liability management fee of 30 basis points calculated based on initial cash surrender value of liabilities ceded. These annual fees are fixed and contractually guaranteed for six years with the additional and final seventh year payment being contingent on certain performance obligations for both parties.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Year Ended December 31,
2021	2020		Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
		American Equity Life:
$2,753,479	$1,992,059	Fixed index annuities	$806,238	$727,641	$702,605	$516,995	$500,495
6,133	8,128	Annual reset fixed rate annuities	848	1,462	1,656	2,167	1,664
855,702	395,982	Multi-year fixed rate annuities	6,640	14,196	47,674	787,192	394,999
59,816	33,461	Single premium immediate annuities	14,145	16,282	15,430	13,959	7,774
3,675,130	2,429,630		827,871	759,581	767,365	1,320,313	904,932
		Eagle Life:
697,068	345,519	Fixed index annuities	176,101	187,611	184,520	148,836	106,170
350	97	Annual reset fixed rate annuities	13	—	175	162	—
1,597,292	907,151	Multi-year fixed rate annuities	40,901	362,769	228,197	965,425	833,765
2,294,710	1,252,767		217,015	550,380	412,892	1,114,423	939,935
		Consolidated:
3,450,547	2,337,578	Fixed index annuities	982,339	915,252	887,125	665,831	606,665
6,483	8,225	Annual reset fixed rate annuities	861	1,462	1,831	2,329	1,664
2,452,994	1,303,133	Multi-year fixed rate annuities	47,541	376,965	275,871	1,752,617	1,228,764
59,816	33,461	Single premium immediate annuities	14,145	16,282	15,430	13,959	7,774
5,969,840	3,682,397	Total before coinsurance ceded	1,044,886	1,309,961	1,180,257	2,434,736	1,844,867
424,819	35,667	Coinsurance ceded	214,851	203,218	3,702	3,048	6,277
$5,545,021	$3,646,730	Net after coinsurance ceded	$830,035	$1,106,743	$1,176,555	$2,431,688	$1,838,590
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at December 31, 2021:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.6	5.8	9.3%	$47,572,198	89.4%
Annual Reset Fixed Rate Annuities	8.1	2.6	5.1%	1,487,975	2.8%
Multi-Year Fixed Rate Annuities	3.9	2.6	8.4%	4,131,104	7.8%
Total	11.8	5.5	9.1%	$53,191,277	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$872,907	$3,617,906
0.0% < 2.0%	69,127	1,472,369
2.0% < 3.0%	78,301	4,157,514
3.0% < 4.0%	40,814	1,612,468
4.0% < 5.0%	103,272	2,697,975
5.0% < 6.0%	31,902	3,037,826
6.0% < 7.0%	58,710	3,183,880
7.0% < 8.0%	77,871	2,795,483
8.0% < 9.0%	1,446,090	3,274,759
9.0% < 10.0%	2,485,624	3,940,488
10.0% or greater	354,461	17,781,530
	$5,619,079	$47,572,198

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$4,490,813	0.00%
2022	1,525,145	2.33%
2023	4,753,293	4.14%
2024	6,287,305	5.65%
2025	5,976,719	5.65%
2026	6,342,864	7.95%
2027	4,272,941	9.46%
2028	4,024,050	10.44%
2029	4,058,156	11.76%
2030	2,930,632	14.07%
2031	4,109,166	14.62%
2032	1,947,561	17.41%
2033	1,123,593	18.05%
2034	712,706	18.47%
2035	365,559	18.99%
2036	156,919	19.49%
2037	113,855	20.00%
	$53,191,277	9.07%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$978,892	$1,095,818
› 0.00% - 0.25%	37,700	122,973
› 0.25% - 0.50%	223,835	6,196
› 0.50% - 1.00%	5,954	847
› 1.00% - 1.50%	9,818	—
1.00% ultimate guarantee - 2.14% wtd avg interest rate (a)	4,117,113	905,712
1.50% ultimate guarantee - 1.08% wtd avg interest rate (a)	131,593	2,832,602
1.75% ultimate guarantee - 1.79% wtd avg interest rate (a)	47,992	294,634
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	66,182	—
2.25% ultimate guarantee - 1.64% wtd avg interest rate (a)	—	588,442
3.00% ultimate guarantee - 1.95% wtd avg interest rate (a)	—	1,198,589
Allocated to index strategies (see tables that follow)	—	40,526,385
	$5,619,079	$47,572,198
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2021 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.13%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,238	$90,486	$4,622,921	$54,754	$124,552
1.75% - 3%	7,685,925	—	—	—	—
3% - 4%	224,335	1,957	—	—	—
4% - 5%	1,864,196	203,636	970,681	—	—
5% - 6%	684,501	189,793	27,840	—	—
6% - 7%	3,294	—	741	—	—
>= 7%	287	7,775	604	4,612	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$153,877	$538,897	$80,970	$88,367
< 20%	1,659,564	—	—	—
20% - 40%	3,456,784	297,181	5,060	—
40% - 60%	491,379	13,975	37,855	—
60% - 100%	969,154	—	—	—
> 100%	1,137,338	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,796,701
1.10% - 1.30%	5,923,642
1.40% - 1.60%	1,856,957
1.70% - 2.00%	343,086
>= 2.10%	18,684

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	378,294
2.00% - 2.75%	174,948
3.00% - 3.50%	1,061,805
3.75% - 5.25%	3,108,250
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.79% based upon prices of options for the week ended January 1, 2022.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

Summary of Invested Assets

	December 31, 2021		December 31, 2020
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$37,793	0.1%	$39,771	0.1%
United States Government sponsored agencies	1,040,953	1.7%	1,039,551	1.9%
United States municipalities, states and territories	3,927,201	6.5%	3,776,131	7.0%
Foreign government obligations	402,545	0.7%	202,706	0.4%
Corporate securities	34,660,234	57.4%	31,156,827	58.1%
Residential mortgage backed securities	1,125,049	1.9%	1,512,831	2.8%
Commercial mortgage backed securities	4,840,311	8.0%	4,261,227	8.0%
Other asset backed securities	5,271,857	8.7%	5,549,849	10.4%
Total fixed maturity securities	51,305,943	85.0%	47,538,893	88.7%
Mortgage loans on real estate	5,687,998	9.4%	4,165,489	7.8%
Real estate investments	337,939	0.6%	—	—%
Derivative instruments	1,277,480	2.1%	1,310,954	2.4%
Other investments	1,767,144	2.9%	590,078	1.1%
	$60,376,504	100.0%	$53,605,414	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2021

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$28,785,839	56.1%	Aaa/Aa/A	$28,275,431	55.2%
2	21,396,020	41.7%	Baa	21,875,939	42.6%
3	941,210	1.9%	Ba	930,384	1.8%
4	147,160	0.3%	B	118,065	0.2%
5	15,357	—%	Caa	39,354	0.1%
6	20,357	—%	Ca and lower	66,770	0.1%
	$51,305,943	100.0%		$51,305,943	100.0%
Watch List Securities - December 31, 2021

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Gains (Losses), Net of Allowance	Fair Value
Corporate securities - Public securities	$6,564	$—	$6,564	$(580)	$5,984
Corporate securities - Private placement securities	10,646	—	10,646	(1,140)	9,506
Residential mortgage backed securities	27,451	(70)	27,381	316	27,697
Commercial mortgage backed securities	114,815	—	114,815	291	115,106
United States municipalities, states and territories	19,062	(2,776)	16,286	(574)	15,712
	$178,538	$(2,846)	$175,692	$(1,687)	$174,005
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,046,029	$1,078,746	$1,032,936	$1,079,322
United States municipalities, states and territories	3,495,563	3,927,201	3,236,767	3,776,131
Foreign government obligations	380,646	402,545	177,062	202,706
Corporate securities:
Capital goods	2,357,470	2,694,887	2,295,927	2,721,465
Consumer discretionary	6,396,009	7,210,975	5,674,845	6,734,249
Energy	2,120,185	2,365,991	2,140,768	2,359,893
Financials	8,043,912	8,761,157	5,971,097	6,877,472
Government non-guaranteed	471,015	541,233	539,148	632,178
Industrials	465,334	514,635	276,352	319,823
Information technology	1,885,278	2,083,179	1,556,654	1,840,942
Materials	1,702,910	1,906,150	1,543,032	1,803,501
Other	350,641	401,207	315,628	370,204
Telecommunications	1,750,183	1,937,493	1,340,484	1,582,329
Transportation	1,344,629	1,486,405	1,362,858	1,511,499
Utilities	4,197,063	4,756,922	3,728,403	4,403,272
Residential mortgage backed securities:
Government agency	455,136	500,698	549,677	627,201
Prime	537,559	544,084	771,031	788,933
Alt-A	59,129	75,361	79,248	96,697
Sub prime	4,954	4,906	—	—
Commercial mortgage backed securities:
Government agency	380,339	415,026	398,141	447,726
Non-agency	4,328,539	4,425,285	3,721,509	3,813,501
Other asset backed securities:
Auto	218,106	222,364	258,286	266,065
Energy	7,091	8,353	7,301	8,946
Financials	4,441	4,887	4,441	3,911
Industrials	33,381	34,357	60,894	61,147
Collateralized loan obligations	3,861,962	3,817,352	4,255,839	4,112,318
Military housing	464,321	531,689	464,684	538,356
Other	637,358	652,855	541,724	559,106
	$46,999,183	$51,305,943	$42,304,736	$47,538,893

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	December 31, 2021		December 31, 2020
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$614,406	16.9%	$699,741	19.5%
Middle Atlantic	293,494	8.1%	281,971	7.9%
Mountain	452,818	12.5%	391,025	10.9%
New England	60,172	1.6%	24,774	0.7%
Pacific	863,879	23.8%	659,743	18.4%
South Atlantic	785,679	21.6%	832,739	23.3%
West North Central	235,864	6.5%	266,050	7.4%
West South Central	326,819	9.0%	424,111	11.9%
	$3,633,131	100.0%	$3,580,154	100.0%

Property type distribution: commercial mortgage loans
Office	$315,374	8.7%	$297,065	8.3%
Medical Office	10,827	0.3%	20,584	0.6%
Retail	1,016,101	28.0%	1,187,484	33.2%
Industrial/Warehouse	924,779	25.4%	929,325	25.9%
Apartment	864,580	23.8%	939,084	26.2%
Hotel	283,500	7.8%	—	—%
Mixed Use/Other	217,970	6.0%	206,612	5.8%
	$3,633,131	100.0%	$3,580,154	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021
Unaudited (Dollars in thousands)

	December 31, 2021
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,633,131	$408,135	$1,645,905	$5,687,171
In workout	—	—	—	—
Delinquent	—	—	7,005	7,005
Principal outstanding	3,633,131	408,135	1,652,910	5,694,176

Unamortized discounts and premiums, net	—	—	22,143	22,143
Deferred fees and costs, net	(4,629)	(1,136)	1,468	(4,297)
Amortized cost	3,628,502	406,999	1,676,521	5,712,022

Valuation allowance	(17,926)	(519)	(5,579)	(24,024)
Carrying value	$3,610,576	$406,480	$1,670,942	$5,687,998

	December 31, 2020
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,580,154	$245,807	$366,047	$4,192,008
In workout	—	—	—	—
Delinquent	—	—	273	273
Principal outstanding	3,580,154	245,807	366,320	4,192,281

Unamortized discounts and premiums, net	—	—	5,212	5,212
Deferred fees and costs, net	(1,266)	(634)	925	(975)
Amortized cost	3,578,888	245,173	372,457	4,196,518

Valuation allowance	(25,529)	(2,130)	(3,370)	(31,029)
Carrying value	$3,553,359	$243,043	$369,087	$4,165,489

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34

2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32

2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2021

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Wilma Burdis
Credit Suisse Securities
Equity Research | Life Insurance
(919) 306-1023
wilma.burdis@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Daniel Bergman
Jefferies
(617) 345-8688
dbergman@jefferies.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Nigel Dally
Morgan Stanley Research
(212) 761-4132
Nigel.Dally@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com